Exhibit (a)(1)(vi)

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Alternative Alpha Fund II

For Clients of Citi Global Markets, Inc.

Tendered Pursuant to the Offer to Purchase

Dated September 25, 2014

The Offer and withdrawal rights will expire on October 24, 2014 and your Citi Financial Advisor/Portfolio Manager must submit this Notice of Withdrawal for processing by

11:59 p.m., Eastern Time, on October 24, 2014, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Citi Financial Advisor/Portfolio Manager.

For additional information call your Citi Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Citi Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Notice of Withdrawal of Tender

Regarding Shares in Blackstone Alternative Alpha Fund II

For Clients of Merrill Lynch, Pierce, Fenner & Smith Incorporated

Tendered Pursuant to the Offer to Purchase

Dated September 25, 2014

The Offer and withdrawal rights will expire on October 24, 2014 and your Merrill Lynch Financial Advisor/Portfolio Manager must submit this Notice of Withdrawal for processing by

11:59 p.m., Eastern Time, on October 24, 2014, unless the Offer is extended

Complete this Notice of Withdrawal and deliver to your Merrill Lynch Financial Advisor/Portfolio Manager.

For additional information call your Merrill Lynch Financial Advisor/Portfolio Manager.

You are responsible for confirming that this Notice is submitted for processing timely by your Merrill Lynch Financial Advisor/Portfolio Manager. If you fail to confirm timely submission of this Notice, there can be no assurance that your withdrawal will be honored by the Fund.

Ladies and Gentlemen:

Please withdraw the tender previously submitted by the undersigned in a Letter of Transmittal.

Fund Name:
Fund Account #:
Account Name/Registration:
Address:
City, State, Zip:
Telephone Number:
Email Address:
Financial Intermediary Firm Name:
Financial Intermediary Account #:
Financial Advisor Name:
Financial Advisor Telephone #:

The undersigned represents that the undersigned is the beneficial owner of the shares in the Fund to which this withdrawal request relates, or that the person signing this request is an authorized representative of the withdrawing shareholder.

In the case of joint accounts, each joint holder must sign this withdrawal request. Requests on behalf of a foundation, partnership or any other entity should be accompanied by evidence of the authority of the person(s) signing.

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date

Signature	Print Name of Authorized Signatory (and Title if applicable)	Date